Exhibit 99.2

 MARTIN MARIETTA TO ACQUIRE LEHIGH HANSON’S U.S. WEST REGIONMay 2021      1

Business and Transaction Overview

Martin Marietta

Business Overview

AGGREGATES



- **~13MM tons**
- **17 active sites** with ~30 years average reserve life
- Deep-water import terminal and marine dredging in Bay Area

CEMENT



- **~1.5MM tons** from **2 cement plants**
- **~1.1MM tons of import** with large distribution terminal network

READY MIX



- **~2.3MM cubic yards** from **29 ready mix plants**
- ~360 mixer trucks in fleet

ASPHALT



- **~2.8MM tons** of production from **15 asphalt plants**
- ~0.3MM tons of paving services volume

Transaction Overview

FINANCIAL OVERVIEW

- All-cash acquisition of 100% of Lehigh Hanson's U.S. West Region for $2.3 billion
  - Net purchase price of ~$2.0 billion, including ~$300 million NPV of tax benefits
- To be financed with cash on hand and new debt issuance
- Rapid deleveraging plans will support current Investment Grade credit profile
- Accretive to EPS in the first full year following closing

TIMING AND CLOSING REQUIREMENTS

- Subject to customary regulatory approvals and closing conditions
- Expected to close in the second half of 2021

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Martin Marietta to Accelerate Coast-to-Coast Expansion with Scaled Aggregates Platform in the Western U.S.

1. Priority SOAR 2025 Target
2. Rare, Upstream Materials-Led Platform Expansion Solidifies Martin Marietta's Position as a Leading Coast-to-Coast Aggregates Producer
3. Strategically Located in Target Megaregions with Attractive Long-Term Demand Drivers
4. New West Region Growth Platform Presents Significant Bolt-on Opportunities
5. Ability to Leverage Martin Marietta's Operating Discipline to Drive Margin Expansion
6. Financially Attractive While Executing on Martin Marietta's Capital Allocation Priorities

3

Represents a Priority SOAR 2025 Expansion Target

Platform Expansion…

- ☑ Maintains Martin Marietta's **upstream materials-led profile**
- ☑ Expands geographic footprint **coast-to-coast**
- ☑ **High-performing business** with further earnings growth potential
- ☑ New west region growth platform presents significant **bolt-on M&A opportunities**

Rare platform for West Coast expansion

…in Targeted Megaregions



Cascadia
Northern California
Southern California
Arizona Sun Corridor
Front Range
Texas Triangle
Great Lakes
Northeast
Piedmont Atlantic
Florida
Gulf Coast
Current footprint
Expanded footprint
Megaregions, as defined by *America 2050*

Coverage in 10 out of 11 Growth Megaregions

Source: America 2050

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Unparalleled Track Record of Platform Expansion Through M&A

MARTIN MARIETTA HAS UTILIZED LARGE-SCALE ACQUISITIONS TO ESTABLISH ITS COVETED GEOGRAPHIC FOOTPRINT…

"River for the Rockies" (2011)

Asset Swap with LAFARGE

- **Products:** Aggregates, Asphalt, Ready-mix
- **Rationale:** Entry into Front Range of Colorado Megaregion, enabling an aggregates-led platform of scale
- **Footprint Expansion:** Colorado (exit Mississippi River operations)

TEXAS INDUSTRIES (2014)

- **Products:** Aggregates, Cement, Ready-mix
- **Rationale:** Creates greater scale in aggregates with entry into strategic cement, adding vertical integration in a large and rapidly growing Megaregion
- **Footprint Expansion:** Texas

BLUEGRASS MATERIALS (2018)

- **Products:** Aggregates
- **Rationale:** Enhances aggregates position in high-growth Piedmont Atlantic and Southern Northeast Megaregions
- **Footprint Expansion:** Georgia, South Carolina, Maryland, Kentucky, Tennessee

…Complemented by Strong History of Bolt-On Acquisitions, including Recently Announced Acquisition of Tiller Corporation

5

Transaction Consistent with Disciplined M&A Strategy

Martin Marietta

CALIFORNIA AND ARIZONA'S EARLY CYCLE DEMAND DYNAMICS SUPPORT SIGNIFICANT VOLUME UPSIDE

Market Structure	*Continued opportunity for margin improvement underpinned by strong market demand*
Superior State Financial Position	*Senate Bill 1 (SB1) to provide ~$5B spend per year through 2030; California and Arizona well below mid-cycle demand levels and maintain strong fiscal health*
Employment / Population Growth	*With +40MM residents, California is the nation's most populous state and home to the 5th largest economy in the world*
Population Density	*Los Angeles, the Bay Area and Phoenix represent 3 of the top 11 U.S. aggregates markets by volume*
Business & Employment Diversity	*Significant commercial growth, including e-commerce, technology, healthcare and education*

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